UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Bedford Street
Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)

(203) 252-5900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Patriot National Bancorp, Inc. (the “Company”) entered into a stock purchase agreement and a separate warrant purchase agreement (collectively, the “Purchase Agreements”), both dated as of August 29, 2025, with certain accredited investors named therein (the “Investors”), pursuant to which the Company agreed to issue and sell, in a registered direct offering by the Company directly to the Investors (the “Offering”), an aggregate of 31,985,103 shares of the Company’s common stock, $0.01 par value per share (the “Shares” or the “Common Stock”). The Shares consist of (a) 19,196,000 shares of the Company’s voting Common Stock (“Voting Common Stock”), and (b) 12,789,103 shares of the Company’s non-voting Common Stock (the “Non-Voting Common Stock”) that will be issuable six months after closing of the Offering upon exercise of three-year warrants (the “Warrants”). Upon such Warrant holders or their assignees meeting certain conditions (the “Non-Control Conditions”) described in the warrant purchase agreement and the prospectus supplement below, the Non-Voting Common Stock may be exchanged for shares of Voting Common Stock (such Non-Voting Common Stock or Voting Common Stock, the “Warrant Shares”). The Shares, the Warrants and the underlying Warrant Shares are collectively referred to as the “Securities.” The Shares will be sold to the Investors at a price per share of $1.25 per Share and the Warrants will be sold to Investors at a price of $0.125 per Warrant Share. The Warrants are exercisable no earlier than six months after the closing of the Offering at an exercise price of $1.56 per Warrant Share, subject to increase to as much as $1.685 per Warrant Share under certain conditions described in the Warrant Purchase Agreement. The proceeds from the Offering, prior to deducting the estimated offering expenses, are expected to be approximately $25.6 million. Estimated offering expenses are $250,000.

The Company intends to use the proceeds of this Offering for general corporate purposes, which may include capital expenditures, working capital, debt repayment, and/or general and administrative expenses.

The Purchase Agreements contain customary representations, warranties and agreements by the Company, and customary conditions to closing. No underwriter or placement agent participated in the Offering.

The Shares and Warrants are being offered and sold pursuant to a prospectus supplement dated September 2, 2025 and an accompanying base prospectus that form a part of the registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission, which became effective on May 22, 2025 (File No. 333-287283). The closing of the Offering is expected to take place on or about September 3, 2025, subject to the satisfaction of customary closing conditions.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of this document, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated by reference herein. A copy of the opinion of Michelman & Robinson LLP, relating to the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Michelman & Robinson, LLP.

10.1	Form of Stock Purchase Agreement, dated as of August 29, 2025, by and among Patriot National Bancorp , Inc. and the Investors.

10.2	Form of Warrant Purchase Agreement, dated as of August 29, 2025, by and among Patriot National Bancorp , Inc. and the Investors.

10.3	Form of Warrant, dated as of August 29, 2025, by and among Patriot National Bancorp , Inc. and the Investors.

23.1	Consent of Michelman & Robinson, LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company’s plans, objectives, goals, strategies, business plans, future events or performance. Words such as “anticipates," “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding its business, plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Many possible events or factors could affect the Company’s future financial results and performance and could cause its actual results, performance or achievements to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others: risks and uncertainties associated with market conditions, the satisfaction of customary closing conditions related to the Offering and other risks as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the Securities and Exchange Commission.

Given these factors, you should not place undue reliance on these forward-looking statements. All information set forth in this Current Report on Form 8-K is as of the date of this Form 8-K. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Form 8-K, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

September 2, 2025	By:	/s/ Carlos P. Salas
Carlos P. Salas
Executive Vice President and Chief Financial Officer